EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President and Principal Executive Officer of Regions Morgan Keegan Select Funds. (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: August 31, 2005              /s/ Carter E. Anthony
      -----------------            ---------------------------------------------
                                   Carter E. Anthony, President and Principal
                                   Executive Officer



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer and Principal Financial Officer of Regions Morgan Keegan Select Funds (the "Fund"), certify that:

         1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: August 31, 2005              /s/ Joseph C. Weller
      -----------------            ---------------------------------------------
                                   Joseph C. Weller, Treasurer and Principal
                                   Financial Officer